Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

703-236-8719

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION ANNOUNCES RECORD FIRST QUARTER REVENUE

WITH EARNINGS OF $0.24 PER SHARE

WIDENS OPERATING MARGIN AND MAINTAINS 2005 EARNINGS GUIDANCE OF $0.93-$1.08 PER SHARE

•	Reported first quarter earnings of $0.24 per share on net income of $92.0 million, compared to $0.23 per share on net income of $88.5 million a year ago

•	Increased consolidated operating income(1) to $135.3 million, up from $119.0 million a year ago

•	Widened operating margin(2) to 32 percent from 30 percent a year ago

•	Reported Total Daily Average Revenue Trades of 134,770

•	Increased average margin debt to $2.24 billion, up from $1.98 billion a year ago

•	Generated bank spread of 220 basis points, up from 185 basis points a year ago

New York, April 20, 2005 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its first quarter ended March 31, 2005, reporting net income of $92.0 million, or $0.24 per diluted share, compared to net income of $89.8 million, or $0.24 per share in the prior quarter and $88.5 million, or $0.23 per share, in the same quarter a year ago. Net revenue for the first quarter totaled $420.3 million, a 3 percent increase over the prior quarter and a 5 percent increase over the year ago period, achieving a new quarterly record. The Company also reported record consolidated operating income of $135 million, a 22 percent increase over the prior quarter and a 14 percent increase over the year ago period.

“The strength of our first quarter results again proves the power and flexibility of our integrated business model,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “We generated record quarterly revenue and consolidated operating income amid an uncertain economic environment. By focusing on operational efficiencies and leverage points within—and between—our retail and institutional segments, we continue to create franchise value.”

As previously announced, the Company is changing its segment reporting structure to reflect its customer-centric focus beginning with today’s release of its first quarter results. Segment results will now be reported as retail and institutional as opposed to the previous structure of bank and brokerage. “We are now measuring and reporting our performance as it relates to the Company’s key customer segments,” said R. Jarrett Lilien, President and Chief Operating Officer, E*TRADE FINANCIAL Corporation. “Customer-centric management allows us to more effectively understand the dimensions of customer satisfaction while measuring our success in growing revenue per customer, profits per customer and overall customer engagement.”

(more)

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

Other selected highlights from the first quarter of 2005:

•	Added 192,000 gross new retail accounts, with 134,000 in trading/investing and 58,000 in deposit/lending accounts

•	Increased products per customer 12 percent to 1.9 from 1.7 a year ago and total segment income per customer by 13 percent to $47 from $41 a year ago

•	Lowered online stock and options commissions from $19.99 to $14.99 for customers with less than $50,000 in combined assets or less than 5 trades per month and eliminated the $3 order handling fee

•	Reduced online stock and options commissions to $11.99 from $12.99 for clients with over $50,000 in combined assets and less than 5 trades per month

•	Created two additional pricing tiers for Active Traders ranging from $6.99 to $9.99 for stock and options commissions based on activity qualifications

•	Increased annual yield on Money Market Checking and Sweep Deposit Accounts to as much as 2.50% APY and 1.00% APY, respectively, based on balance qualifications

•	Began initial phase of E*TRADE Complete rollout, upgrading 50,000 accounts

•	Announced Digital Security ID program, a ground-breaking, two-factor authentication solution for customers to prevent unauthorized account access

•	Repurchased approximately 2.5 million outstanding shares for $32.5 million

Historical monthly metric data from January 2003 to March 2005 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for retail and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2005 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

Financial Statements

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31, 2005	December 31, 2004	March 31, 2004
Revenues:
Commissions	$114,176	$119,387	$142,713
Principal transactions	34,209	41,835	38,946
Gain on sales of loans and securities, net	36,739	25,861	41,162
Service charges and fees	33,372	24,671	24,900
Other revenues	25,994	27,837	26,898

Interest income	336,613	323,189	255,637
Interest expense	(148,791)	(140,839)	(120,726)

Net interest income	187,822	182,350	134,911
Provision for loan losses	(12,040)	(12,420)	(9,055)

Net interest income after provision for loan losses	175,782	169,930	125,856

Total net revenues	420,272	409,521	400,475

Expenses excluding interest:
Compensation and benefits	98,636	95,562	99,462
Occupancy and equipment	19,584	19,954	19,995
Communications	17,891	18,559	19,442
Professional services	19,816	23,425	14,364
Commissions, clearance and floor brokerage	39,712	40,067	43,927
Advertising and market development	26,821	16,614	24,054
Servicing and other banking expenses	10,199	9,946	8,466
Fair value adjustments of financial derivatives	888	518	274
Depreciation and amortization	18,089	21,027	20,523
Amortization of other intangibles	6,140	6,932	6,919
Facility restructuring and other exit charges	562	17,299	(959)
Other	26,615	29,004	25,051

Total expenses excluding interest	284,953	298,907	281,518

Income before other income, income taxes and discontinued operations	135,319	110,614	118,957

Other income:
Corporate interest income	1,962	1,937	1,363
Corporate interest expense	(11,567)	(11,774)	(11,338)
Gain on sale and impairment of investments	15,542	20,597	28,549
Equity in income of investments and venture funds	2,877	1,262	2,602

Total other income	8,814	12,022	21,176

Income before income taxes and discontinued operations	144,133	122,636	140,133
Income tax expense	52,089	32,716	49,808
Minority interest in subsidiaries	50	17	740

Income from continuing operations	91,994	89,903	89,585
Loss from discontinued operations	—	(74)	(1,110)

Net income	$91,994	$89,829	$88,475

Basic income per share from continuing operations	$0.25	$0.24	$0.24
Basic loss per share from discontinued operations	—	(0.00)	(0.00)

Basic net income per share	$0.25	$0.24	$0.24

Diluted income per share from continuing operations	$0.24	$0.24	$0.23
Diluted loss per share from discontinued operations	—	(0.00)	(0.00)

Diluted net income per share	$0.24	$0.24	$0.23

Shares used in computation of per share data:
Basic	366,130	367,603	365,045
Diluted (3)	378,734	381,061	425,155

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	March 31, 2005	December 31, 2004
ASSETS

Cash and equivalents	$720,996	$939,906
Cash and investments required to be segregated under Federal or other regulations	2,014,189	724,026
Brokerage receivables, net	3,459,480	3,034,548
Trading securities	231,615	593,245
Available-for-sale mortgage-backed and investment securities	11,819,146	12,543,818
Other investments	57,105	46,269
Loans receivable, net	12,929,802	11,505,755
Loans held-for-sale, net	308,661	279,280
Property and equipment, net	308,135	302,291
Goodwill	395,626	395,043
Other intangibles, net	132,901	134,121
Other assets	732,349	534,281

Total assets	$33,110,005	$31,032,583

LIABILITIES AND SHAREHOLDERS’ EQUITY

Brokerage payables	$5,205,026	$3,618,892
Deposits	12,519,646	12,302,974
Securities sold under agreements to repurchase	9,491,271	9,896,872
Other borrowings by Bank subsidiary	2,344,821	1,760,732
Senior notes	398,538	400,452
Convertible subordinated notes	185,165	185,165
Accounts payable, accrued and other liabilities	671,664	639,294

Total liabilities	30,816,131	28,804,381

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at March 31, 2005 and December 31, 2004	—	—
Shares exchangeable into common stock, $0.01 par value, shares authorized: 10,644,223; issued and outstanding: 1,300,301 at March 31, 2005 and 1,302,801 at December 31, 2004	13	13
Common stock, $0.01 par value, shares authorized: 600,000,000; issued and outstanding: 368,735,091 at March 31, 2005 and 369,623,604 at December 31, 2004	3,687	3,696
Additional paid-in-capital	2,217,413	2,234,093
Deferred stock compensation	(17,986)	(18,419)
Retained earnings	242,012	150,018
Accumulated other comprehensive loss	(151,265)	(141,199)

Total shareholders’ equity	2,293,874	2,228,202

Total liabilities and shareholders’ equity	$33,110,005	$31,032,583

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

Segment Reporting

	Three Months Ended March 31, 2005
	Retail	Institutional	Elimination (4)	Total
	(in thousands)
Revenues:
Commissions	$84,970	$29,206		$114,176
Principal transactions	—	34,048	161	34,209
Gain on sales of loans and securities, net	8,102	28,637		36,739
Service charges and fees	29,654	3,718		33,372
Other revenues	29,652	4,453	(8,111)	25,994
Interest income	135,159	290,308	(88,854)	336,613
Interest expense	(43,184)	(194,299)	88,692	(148,791)

Net interest income	91,975	96,009	(162)	187,822
Provision for loan losses	—	(12,040)		(12,040)

Net interest income after provision for loan losses	91,975	83,969	(162)	175,782

Total net revenues	244,353	184,031	(8,112)	420,272

Expenses excluding interest:
Compensation and benefits	62,197	36,439		98,636
Occupancy and equipment	15,307	4,277		19,584
Communications	14,903	2,988		17,891
Professional services	14,416	5,400		19,816
Commissions, clearance and floor brokerage	10,757	31,415	(2,460)	39,712
Advertising and market development	23,420	3,401		26,821
Servicing and other banking expenses	1,492	14,359	(5,652)	10,199
Fair value adjustments of financial derivatives	—	888		888
Depreciation and amortization	15,492	2,597		18,089
Amortization of other intangibles	3,047	3,093		6,140
Facility restructuring and other exit charges	(330)	892		562
Other	15,457	11,158		26,615

Total expenses excluding interest	176,158	116,907	(8,112)	284,953

Segment income	$68,195	$67,124	$—	$135,319

	Three Months Ended December 31, 2004
	Retail	Institutional	Elimination (4)	Total
	(in thousands)
Revenues:
Commissions	$94,148	$25,239		$119,387
Principal transactions	—	41,835		41,835
Gain on sales of loans and securities, net	12,162	13,699		25,861
Service charges and fees	21,765	2,906		24,671
Other revenues	32,580	5,096	(9,839)	27,837
Interest income	130,545	272,142	(79,498)	323,189
Interest expense	(44,264)	(176,073)	79,498	(140,839)

Net interest income	86,281	96,069		182,350
Provision for loan losses	—	(12,420)		(12,420)

Net interest income after provision for loan losses	86,281	83,649		169,930

Total net revenues	246,936	172,424	(9,839)	409,521

Expenses excluding interest:
Compensation and benefits	62,235	33,327		95,562
Occupancy and equipment	15,858	4,096		19,954
Communications	15,960	2,599		18,559
Professional services	15,605	7,820		23,425
Commissions, clearance and floor brokerage	13,834	29,792	(3,559)	40,067
Advertising and market development	15,709	905		16,614
Servicing and other banking expenses	1,781	14,445	(6,280)	9,946
Fair value adjustments of financial derivatives	—	518		518
Depreciation and amortization	18,611	2,416		21,027
Amortization of other intangibles	2,984	3,948		6,932
Facility restructuring and other exit charges	5,926	11,373		17,299
Other	16,249	12,755		29,004

Total expenses excluding interest	184,752	123,994	(9,839)	298,907

Segment income	$62,184	$48,430	$—	$110,614

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

	Three Months Ended March 31, 2004
	Retail	Institutional	Elimination (4)	Total
	(in thousands)
Revenues:
Commissions	$112,230	$30,483		$142,713
Principal transactions	—	38,946		38,946
Gain on sales of loans and securities, net	33,795	7,367		41,162
Service charges and fees	21,933	2,967		24,900
Other revenues	30,256	5,072	(8,430)	26,898
Interest income	120,875	210,707	(75,945)	255,637
Interest expense	(44,860)	(151,811)	75,945	(120,726)

Net interest income	76,015	58,896		134,911
Provision for loan losses	—	(9,055)		(9,055)

Net interest income after provision for loan losses	76,015	49,841		125,856

Total net revenues	274,229	134,676	(8,430)	400,475

Expenses excluding interest:
Compensation and benefits	61,445	38,017		99,462
Occupancy and equipment	16,830	3,165		19,995
Communications	16,253	3,189		19,442
Professional services	9,203	5,161		14,364
Commissions, clearance and floor brokerage	16,753	30,806	(3,632)	43,927
Advertising and market development	22,085	1,969		24,054
Servicing and other banking expenses	2,212	11,052	(4,798)	8,466
Fair value adjustments of financial derivatives	—	274		274
Depreciation and amortization	16,553	3,970		20,523
Amortization of other intangibles	4,360	2,559		6,919
Facility restructuring and other exit charges	(815)	(144)		(959)
Other	12,259	12,792		25,051

Total expenses excluding interest	177,138	112,810	(8,430)	281,518

Segment income	$97,091	$21,866	$—	$118,957

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

Key Performance Metrics (5)

Corporate Metrics	Qtr ended 3/31/05	Qtr ended 12/31/04	Qtr ended 3/31/05 vs. Qtr ended 12/31/04	Qtr ended 3/31/04	Qtr ended 3/31/05 vs. Qtr ended 3/31/04
Operating margin % (2)
Consolidated	32%	27%	5%	30%	2%
Retail	28%	25%	3%	35%	(7)%
Institutional	36%	28%	8%	16%	20%

Employees	3,273	3,320	(1)%	3,374	(3)%
Consultants and other	515	505	2%	415	24%

Total headcount	3,788	3,825	(1)%	3,789	0%

Revenue per headcount	$110,948	$107,064	4%	$105,694	5%

Revenue per compensation and benefits dollar	$4.26	$4.29	(1)%	$4.03	6%

Book value per share	$6.20	$6.01	3%	$5.37	15%
Tangible book value per share	$4.77	$4.58	4%	$3.97	20%

Cash & equivalents ($MM)	$721.0	$939.9	(23)%	$845.4	(15)%
Free cash ($MM)	$689.9	$691.0	0%	$704.6	(2)%

Earnings before interest, taxes, depreciation & amortization ($MM)
Net income from continuing operations	$92.0	$89.9	2%	$89.6	3%
Tax expense	52.1	32.7	59%	49.8	5%
Depreciation & amortization	24.2	28.0	(13)%	27.4	(12)%
Corporate interest expense	11.6	11.8	(2)%	11.3	2%

EBITDA	$179.9	$162.4	11%	$178.2	1%

Interest coverage	15.6	13.8	13%	15.7	(1)%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

Key Performance Metrics (5)

Retail Metrics	Qtr ended 3/31/05	Qtr ended 12/31/04	Qtr ended 3/31/05 vs. Qtr ended 12/31/04	Qtr ended 3/31/04	Qtr ended 3/31/05 vs. Qtr ended 3/31/04
Trading days	61.0	63.5	(4)%	62.0	(2)%

Daily Average Revenue Trades (DARTs)
Total Retail	88,075	89,604	(2)%	103,052	(15)%
- US	74,133	76,955	(4)%	88,601	(16)%
- International	13,942	12,649	10%	14,451	(4)%
Professional	46,695	46,529	0%	53,983	(14)%

Total DARTs	134,770	136,133	(1)%	157,035	(14)%

Total retail trades (MM)	8.2	8.6	(5)%	9.7	(16)%

Average commission per trade	$10.34	$10.89	(5)%	$11.53	(10)%

End of period margin debt ($B)	$2.27	$2.24	1%	$2.14	6%
Average margin debt ($B)	$2.24	$2.09	7%	$1.98	13%

Gross new trading/investing accounts	133,951	161,737	(17)%	141,717	(5)%
Gross new deposit/lending accounts	58,454	42,072	39%	61,638	(5)%
Inactive accounts	(100,921)	(90,106)	(12)%	(92,579)	(9)%
Customer closed accounts	(56,239)	(58,374)	4%	(74,070)	24%

Net new retail accounts	35,245	55,329	(36)%	36,706	(4)%

End of period trading/investing accounts	2,975,744	2,956,090	1%	2,880,436	3%
End of period deposit/lending accounts	642,264	626,673	2%	643,240	0%

End of period retail accounts	3,618,008	3,582,763	1%	3,523,676	3%

Net new customers	8,584	28,429	(70)%	66,883	(87)%
End of period total retail customers	2,896,025	2,887,441	0%	2,875,348	1%

End of period assets per customer	$32,754	$34,785	(6)%	$30,331	8%
Consolidated net revenue per customer	$145	$142	2%	$139	4%
Consolidated segment income per customer	$47	$38	22%	$41	13%
Products per customer	1.9	1.9	2%	1.7	12%

Total Retail Client Assets ($B)
Security holdings	$51.6	$53.5	(4)%	$47.7	8%
Cash (including money market funds)	5.5	5.9	(7)%	6.0	(8)%
Unexercised options (vested)	25.2	28.7	(12)%	21.5	17%

Client assets in trading/investing accounts	82.3	88.1	(7)%	75.2	9%

Sweep Deposit Account	6.3	6.2	2%	4.4	44%
Transaction accounts	3.7	3.8	(2)%	4.4	(16)%
CDs	2.5	2.4	7%	3.2	(21)%

Client assets in deposit accounts	12.5	12.3	2%	12.0	5%

Total retail client assets	$94.8	$100.4	(6)%	$87.2	9%

Unexercised options (unvested) ($B)	$14.8	$20.1	(26)%	$15.3	(3)%

Direct mortgage originations ($B)	$0.6	$0.7	(11)%	$1.1	(43)%
Consumer loan originations, incl HELOCs ($B)	$0.5	$0.5	(7)%	$0.7	(29)%
Mortgage pipeline (end of period) ($B)	$0.2	$0.2	(14)%	$0.9	(79)%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

Key Performance Metrics (5)

Institutional Metrics	Qtr ended 3/31/05	Qtr ended 12/31/04	Qtr ended 3/31/05 vs. Qtr ended 12/31/04	Qtr ended 3/31/04	Qtr ended 3/31/05 vs. Qtr ended 3/31/04
Market Making
Equity shares traded (MM)	57,385	75,717	(24)%	34,696	65%
Average revenue capture per 1,000 equity shares	$0.329	$0.318	3%	$0.768	(57)%
% of Bulletin Board equity shares to total equity shares	93.3%	93.9%	(1)%	86.4%	7%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$60	$82	(27)%	$165	(64)%
Trading securities	203	567	(64)%	809	(75)%
Investment securities, available-for-sale	3,317	3,367	(1)%	2,850	16%
Mortgage securities, available-for-sale	8,346	9,052	(8)%	7,000	19%
Loans receivable, net including loans held-for-sale:
- Mortgage and home equity loans, net	8,969	7,634	17%	4,580	96%
- Consumer loans, net	4,257	4,148	3%	4,130	3%
- Other	12	3	300%	1	1100%
Other assets	831	700	19%	675	23%

Total assets	$25,995	$25,553	2%	$20,210	29%

Bank net interest spread (basis points)	220	220	0%	185	19%
Bank interest-earning assets, average ($MM)	$25,280	$24,780	2%	$19,847	27%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.26%	0.27%	(0.01)%	0.34%	(0.08)%
Provision as a % of average held-for-investment loans, net (annualized)	0.40%	0.44%	(0.04)%	0.44%	(0.04)%
Allowance as a % of total ending gross held-for-investment loans	0.40%	0.41%	(0.01)%	0.48%	(0.08)%
Total non-performing loans, net, as a % of total gross held-for-investment loans	0.18%	0.17%	0.01%	0.26%	(0.08)%
Total loan loss allowance as a % of total non-performing loans, net	228%	239%	(11)%	186%	42%
Tier 1 Capital Ratio (6)	6.06%	5.83%	0.23%	6.21%	(0.15)%
Risk Weighted Capital Ratio (6)	11.27%	11.09%	0.18%	11.69%	(0.42)%

Other
Banking revenue ($MM)	$179.1	$162.1	10%	$137.5	30%
Brokerage revenue (net of SDA elimination) ($MM)	241.2	247.4	(3)%	262.9	(8)%

Total revenue ($MM)	$420.3	$409.5	3%	$400.5	5%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

Activity in Allowance for Loan Losses

	Three Months Ending March 31, 2005
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 12/31/04	$17,995	$29,686	$47,681
Provision for loan losses	5,344	6,696	12,040
Charge-offs, net	(1,187)	(6,650)	(7,837)

Allowance for loan losses, ending 3/31/05	$22,152	$29,732	$51,884

Bank Average Balance Data

	Three Months Ended March 31, 2005			Three Months Ended March 31, 2004
	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost
	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$12,185,231	$153,188	5.03%	$8,932,832	$109,969	4.92%
Mortgage-backed and related available-for-sale securities	8,909,307	88,974	3.99%	7,297,956	72,031	3.95%
Available-for-sale investment securities	3,512,809	42,335	4.82%	2,575,419	25,179	3.91%
Trading securities	526,644	4,511	3.43%	818,509	6,487	3.17%
Other	145,997	1,211	3.36%	221,770	1,804	3.27%

Total interest-earning banking assets (7)	25,279,988	$290,219	4.59%	19,846,486	$215,470	4.34%

Non-interest-earning banking assets	500,688			447,450

Total banking assets	$25,780,676			$20,293,936

Interest-bearing banking liabilities:
Retail deposits	$11,865,690	$40,231	1.38%	$12,018,832	$48,875	1.64%
Brokered certificates of deposit	288,635	2,221	3.12%	372,034	2,328	2.52%
Repurchase agreements and other borrowings	10,073,089	82,465	3.27%	5,679,179	56,004	3.90%
FHLB advances	1,961,644	17,944	3.66%	920,000	10,399	4.47%

Total interest-bearing banking liabilities	24,189,058	$142,861	2.39%	18,990,045	$117,606	2.49%

Non-interest bearing banking liabilities	364,362			276,570

Total banking liabilities	24,553,420			19,266,615
Total banking shareholder’s equity	1,227,256			1,027,321

Total banking liabilities and shareholder’s equity	$25,780,676			$20,293,936

Excess of interest-earning banking assets over interest-bearing banking liabilities/net interest income	$1,090,930			$856,441

Net interest spread		$147,358	2.20%		$97,864	1.85%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2005

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes consolidated operating margins, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from these measures is helpful to analysts and investors who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Our management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

Consolidated Operating Margin

Consolidated operating margin is defined as income before other income, income taxes and discontinued operations divided by net revenues. Operating margin for Retail and Institutional is based on segment results. Our consolidated statements of operations contain a reconciliation of income before other income, income taxes and discontinued operations to net income.

Free Cash

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves and excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

EBITDA

EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

Interest Coverage

Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

(1) Operating income is defined as income before other income, income taxes and discontinued operations.

(2) Operating margin is defined as income before other income, income taxes and discontinued operations divided by net revenues. Operating margin for Retail and Institutional is based on segment results.

(3) For the three months ended March 31, 2004, diluted earnings per share is calculated using the ‘if converted’ method, which includes the additional dilutive impact assuming conversion of the Company’s subordinated convertible debt. Under the ‘if converted’ method, the per share numerator excludes the interest expense and related amortization of offering costs from the convertible debt, net of tax, of $7.6 million. The denominator includes the shares issuable from the assumed conversion of the convertible debt of 45.4 million. For all other periods presented the ‘if converted’ method is not used as its effect would be anti-dilutive.

(4) Reflects elimination of transactions between Retail and Institutional segments, which include deposit transfer pricing, servicing and orderflow rebates.

(5) Amounts and percentages may not calculate due to rounding.

(6) Q105 estimate.

(7) Amounts include a taxable equivalent increase in interest income of $2.6 million and $1.1 million for the three months ended March 31, 2005 and 2004, respectively.